Exhibit 99.1

Thoma Bravo Completes Acquisition of Proofpoint

SUNNYVALE and SAN FRANCISCO, Calif., August 31, 2021 – Thoma Bravo, a leading software investment firm, and Proofpoint, Inc. (“Proofpoint), a leading cybersecurity and compliance company, today announced the completion of Thoma Bravo’s acquisition of Proofpoint for approximately $12.3 billion in cash. The acquisition was previously announced on April 26, 2021, and Proofpoint’s stockholders approved the transaction at the Special Meeting of Shareholders held on July 23, 2021.

Upon completion of the acquisition, Proofpoint stockholders were entitled to receive $176.00 in cash for each share of Proofpoint common stock they own. Proofpoint common stock has ceased trading and is no longer listed on the Nasdaq stock exchange.

Gary Steele, Chairman and CEO of Proofpoint, said, “We are excited about this next chapter in our company’s journey. Proofpoint is well positioned to benefit from Thoma Bravo’s significant experience investing in software companies and overall approach to value creation. We look forward to building on our offerings to continue preventing, defending and responding to both today’s and tomorrow’s cybersecurity threats. I’m extremely grateful to our team members whose dedication and hard work have contributed to Proofpoint’s success and made this possible and, together, I know we’ll deliver even more innovative solutions for our customers.”

“We are thrilled to officially embark on our partnership with Proofpoint and begin supporting Proofpoint’s ongoing mission of protecting organizations from the ever-increasing threat of cyberattacks,” said Seth Boro, a Managing Partner at Thoma Bravo. “We are looking forward to working closely with Gary and the Proofpoint team to leverage Thoma Bravo’s deep cybersecurity expertise to help propel the company’s continued innovation and growth. We believe that as cyber threats continue to evolve, Proofpoint’s people-centric security and compliance strategy along with its innovative product suite will allow Proofpoint to drive significant growth and offer protection to even more customers as a private company.”

About Proofpoint, Inc.

Proofpoint, Inc. is a leading cybersecurity and compliance company that protects organizations’ greatest assets and biggest risks: their people. With an integrated suite of cloud-based solutions, Proofpoint helps companies around the world stop targeted threats, safeguard their data, and make their users more resilient against cyber attacks. Leading organizations of all sizes, including more than half of the Fortune 1000, rely on Proofpoint for people-centric security and compliance solutions that mitigate their most critical risks across email, the cloud, social media, and the web. More information is available at www.proofpoint.com.

Proofpoint is a trademark or registered trademark of Proofpoint, Inc. in the U.S. and other countries. All other trademarks contained herein are the property of their respective owners.

About Thoma Bravo

Thoma Bravo is one of the largest private equity firms in the world, with more than $83 billion in assets under management as of June 30, 2021. The firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Leveraging the firm’s deep sector expertise and proven strategic and operational capabilities, Thoma Bravo collaborates with its portfolio companies to implement operating best practices, drive growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings. Over the past 20 years, the firm has acquired more than 325 companies representing over $100 billion in enterprise value. The firm has offices in Chicago, Miami and San Francisco. For more information, visit thomabravo.com.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Proofpoint’s current expectations, estimates and projections about the potential benefits of the transaction, its business and industry, management’s beliefs and certain assumptions made by Proofpoint and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the anticipated benefits of the transaction. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the impact of the COVID-19 pandemic on Proofpoint’s business and general economic conditions; (ii) Proofpoint’s ability to implement its business strategy; (iii) potential litigation relating to the transaction; (iv) the risk that disruptions from the transaction will harm Proofpoint’s business, including current plans and operations; (v) the ability of Proofpoint to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the completion of the transaction; (vii) legislative, regulatory and economic developments affecting Proofpoint’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which Proofpoint operates; and (x) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Proofpoint’s response to any of the aforementioned factors. These risks, as well as other risks associated with the transaction, are more fully discussed in the proxy statement filed with the U.S. Securities and Exchange Commission in connection with the transaction. While the list of factors presented here is, and the list of factors presented in the proxy statement is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Proofpoint’s financial condition, results of operations, or liquidity. Proofpoint does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Contact Information:

Proofpoint:

Media Contact:

Kristy Campbell

Proofpoint, Inc.

408-517-4710

kcampbell@proofpoint.com

Joele Frank, Wilkinson Brimmer Katcher

Andy Brimmer / Matthew Sherman / Jed Repko

212-355-4449

Thoma Bravo:

Media Contact:

Megan Frank

Thoma Bravo

212-731-4778

mfrank@thomabravo.com

Finsbury Glover Hering

Joe Berg

203-984-2771

joe.berg@fgh.com